                                                FILED PURSUANT TO RULE 424(B)(2)
                                                           FILE NUMBER 333-39275

PRICING SUPPLEMENT NO. 4
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated April 28, 2000)


                                 --------------

                                   $1,390,685

                                  CYGNUS, INC.

                                  Common Stock

                                 --------------


------------------------------------------------------------------------------------------- --------------------------
DATE OF PURCHASE.......................................................................        SEPTEMBER 19, 2000
------------------------------------------------------------------------------------------- --------------------------
NUMBER OF SHARES.......................................................................              123,600
------------------------------------------------------------------------------------------- --------------------------
PRICE PER SHARE........................................................................             $11.2515
------------------------------------------------------------------------------------------- --------------------------
PROCEEDS TO CYGNUS.....................................................................           $1,390,685.00
------------------------------------------------------------------------------------------- --------------------------








           The date of this Pricing Supplement is September 19, 2000.